UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2023

Keyarch Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41243	98-1600074
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Madison Avenue, 39th Floor

New York, NY 10016

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 914-434-2030

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A Ordinary Share, $0.0001 par value, one-half of one redeemable warrant and one right	KYCHU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	KYCH	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	KYCHW	The Nasdaq Stock Market LLC
Rights to receive one-tenth of one Class A Ordinary Share included as part of the units	KYCHWR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On July 30, 2023, Keyarch Acquisition Corporation, a Cayman Islands exempted company (“Keyarch”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with Zooz Power Ltd., a limited liability company organized under the laws of the State of Israel (“ZOOZ”), together with Zooz Power Cayman, a Cayman Islands exempted company and wholly owned subsidiary of ZOOZ (“Merger Sub”) and Keyarch Global Sponsor Limited, a Cayman Islands exempted company, in the capacity of representative of shareholders of Keyarch as specified in the Business Combination Agreement. Pursuant to the Business Combination Agreement, subject to the terms and conditions set forth therein, Merger Sub will merge with and into Keyarch, with Keyarch surviving as a wholly-owned subsidiary of ZOOZ. The transactions contemplated by the Business Combination Agreement are referred to herein as the “Business Combination.”

On July 31, 2023, Keyarch and ZOOZ issued a press release announcing their execution of the Business Combination Agreement. A copy of the press release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

On July 31, 2023, ZOOZ provided information regarding the proposed Business Combination in an immediate report filed with the Tel Aviv Stock Exchange (the “TASE”) and the Israel Securities Authority (the “ISA”), through the TASE website and the ISA’s Internet-based “MAGNA” system, respectively (the “Immediate Report”). An English translation of the Immediate Report is furnished as Exhibit 99.2 hereto, and incorporated herein by reference.

On July 31, 2023, ZOOZ provided information regarding the proposed Business Combination in an investor presentation (the “Investor Presentation”). An English translation of the Investor Presentation a is furnished as Exhibit 99.3 hereto, and incorporated herein by reference.

The information in this Item 7.01 and each of Exhibits 99.1, 99.2 and 99.3 attached hereto will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Important Information and Where to Find It

ZOOZ intends to file with the United States Securities and Exchange Commission (“SEC”) a Registration Statement on Form F-4, which will include a proxy statement of Keyarch that constitutes a prospectus for ZOOZ securities and a proxy statement for Keyarch’s shareholders (the “Registration Statement”). The Registration Statement has not been filed with or declared effective by the SEC. Promptly after the Registration Statement is declared effective by the SEC, Keyarch will mail the definitive proxy statement and a proxy card contained therein to its shareholders. Investors and securityholders of Keyarch and other interested persons are advised to read, when available, the Registration Statement, including preliminary proxy statement to be filed with the SEC, and amendments thereto, and the definitive proxy statement in connection with Keyarch’s solicitation of proxies for the extraordinary general meeting to be held to approve the Business Combination Agreement and the Business Combination (collectively, the “Transactions”) and other documents filed in connection with the proposed Transactions because these documents will contain important information about ZOOZ, Keyarch, the Business Combination Agreement and the Transactions. The definitive proxy statement will be mailed to shareholders of Keyarch as of a record date to be established in the future for voting on the Business Combination Agreement and the Transactions. The Registration Statement, including the definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Transactions (when they become available), and any other documents filed by Keyarch with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to Keyarch at: 275 Madison Avenue, 39th Floor, New York, New York 10016. This Form 8-K does not contain all the information that should be considered concerning the proposed Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the proposed Transactions. This Form 8-K is not a substitute for any registration statement or for any other document that ZOOZ or Keyarch may file with the SEC in connection with the proposed Transactions.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, THE ISRAELI SECURITIES AUTHORITY (“ISA”), OR ANY OTHER REGULATORY AUTHORITY, NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED TRANSACTIONS PURSUANT TO WHICH ANY SECURITIES ARE TO BE OFFERED OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

ZOOZ, Keyarch, and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies from the holders of Keyarch securities in respect of the proposed Transactions. Information regarding Keyarch’s directors and executive officers and their ownership of Keyarch’s securities is set forth in Keyarch’s filings with the SEC. Additional information regarding the interests of the participants in the proxy solicitation will be included in the Registration Statement when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Solicitation or Offer

This communication and Form 8-K shall not constitute an offer to sell or exchange or the solicitation of an offer to buy or exchange any securities pursuant to the proposed Transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

This Form 8-K contains, and certain oral statements made by representatives of Keyarch and ZOOZ and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Keyarch’s and ZOOZ’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Keyarch’s and ZOOZ’s expectations with respect to future performance and anticipated financial impacts of the Transactions, the satisfaction of the closing conditions to the Transactions and the timing of the completion of the Transactions. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside of the control of Keyarch or ZOOZ and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the inability of the parties to successfully or timely consummate the Transactions, including the risk that any required regulatory or other approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company following the Transactions (the “Company”) or the expected benefits of the Transactions, if not obtained; (ii) the failure to realize the anticipated benefits of the Transactions; (iii) the ability of Keyarch prior to the Transactions, and the Company following the Transactions, to maintain or list, as applicable, the Company’s shares on Nasdaq and TASE, including the ability to meet stock exchange listing standards following the consummation of the proposed Transaction; (iv) costs related to the Transactions; (v) the failure to satisfy the conditions to the consummation of the Transactions, including the approval of the Business Combination Agreement by the shareholders of Keyarch and ZOOZ, and the satisfaction of the minimum cash requirement of the Business Combination Agreement following any redemptions by Keyarch’s public shareholders; (vi) the risk that the Transactions may not be completed by the stated deadline and the potential failure to obtain an extension of the stated deadline; (vii) the outcome of any legal proceedings that may be instituted against Keyarch or ZOOZ related to the Transactions; (viii) the attraction and retention of qualified directors, officers, employees and key personnel of Keyarch and ZOOZ prior to the Transactions, and the Company following the Transactions (ix) the ability of ZOOZ prior to the Transactions, and the Company following the Transactions, to maintain relationships with its suppliers and customers and the effect of the Transactions on its operating results and businesses in general; (x) the ability of the Company to compete effectively in a highly competitive market; (xi) the ability to protect and enhance ZOOZ’s corporate reputation and brand; (xii) the impact from future regulatory, judicial, and legislative changes to ZOOZ’s or the Company’s industry; (xiiii) competition from larger technology companies that have greater resources, technology, relationships and/or expertise; (xiv) future financial performance of the Company following the Transactions, including the ability of future revenues to meet projected annual revenues; (xv) the ability of the Company to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; (xvi) the ability of the Company to generate sufficient revenue from each of its revenue streams; (xvii) the ability of the Company’s patents and patent applications to protect the Company’s core technologies from competitors; (xviii) the Company’s ability to manage its marketing relationships and realize projected revenues from customers; (xix) the Company’s ability to meet its product and/or service sales targets; (xx) the Company’s ability to execute its business plans and strategy; (xxi) the occurrence of a material adverse change with respect to the financial position, performance, operations or prospects of Keyarch or ZOOZ; (xxii) the disruption of ZOOZ’s management’s time from ongoing business operations due to the announcement and consummation of the proposed Transactions; (xxiii) announcements relating to the Transactions having an adverse effect on the market price of Keyarch’s securities and/or ZOOZ’s securities; (xxiv) risks associated with ZOOZ being an Israeli company located in Israel and the effect of any judicial reforms, security and terrorist activity in or affecting Israel; (xxv) the lack of a third party valuation in determining whether or not to pursue the proposed Transactions; (xxvi) limited liquidity and trading of Keyarch’s and/or ZOOZ’s securities; (xxvii) inaccuracies for any reason in the estimates of expenses and profitability and projected financial information for ZOOZ and/or Keyarch; and (xxviii) other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC, the TASE or the ISA by Keyarch or ZOOZ. Keyarch or ZOOZ caution that the foregoing list of factors is not exclusive. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Forward-looking statements relate only to the date they are made, and readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date they are made. Keyarch and ZOOZ undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made whether as a result of new information, future events or otherwise, subject to applicable law.

Readers are referred to the most recent reports filed with the SEC by Keyarch and as applicable ZOOZ. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and neither Keyarch nor ZOOZ undertakes any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Nothing in this Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated July 31, 2023

99.2	Immediate Report, dated July 31, 2023 (English translation)

99.3	Investor Presentation, dated July 31, 2023 (English translation)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYARCH ACQUISITION CORPORATION

	By:	/s/ Kai Xiong
		Name:	Kai Xiong
		Title:	Chief Executive Officer and Director

Dated: July 31, 2023

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